SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (date of earliest event reported): February 16, 2015

WAUSAU PAPER CORP.
(Exact name of registrant as specified in its charter)

WISCONSIN	0-13923	39-0690900
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification
incorporation)		Number)

100 PAPER PLACE
MOSINEE, WI 54455-9099
(Address of principal executive offices, including Zip Code)

(715) 693-4470
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 5 – Corporate Governance and Management

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2015 Equity Incentive Compensation Plan

On February 16, 2015, the Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”) approved the final forms of grant agreement used to document grants of performance units to officer-level employees under the terms of our 2015 Equity Incentive Compensation Plan, and, subsequently, the Company entered into grant agreements with each of our named executive officers for performance units granted under the plan.

As previously disclosed in our Current Report on Form 8-K dated January 9, 2015, under the terms of our 2015 Equity Incentive Compensation Plan, grants of performance units were made to our named executive officers as an equity performance incentive.  Named executive officers received a grant of performance units equal to a specified percentage of base salary.  These performance units may vest and be converted to a right to receive common stock (or, in the Compensation Committee’s discretion, cash with an equivalent value) based on (1) continuous employment with the Company (in the same position or in a position with greater authority) through January 5, 2017; and (2) the Company’s achieving certain levels of earnings before interest, taxes, depreciation, and amortization (“EBITDA”) ranging between $62.5 million and $77.5 million for the year ended December 31, 2015.  For purposes of this plan, EBITDA is derived from the Company’s audited financial statements after adjusting for any non-recurring or extraordinary items as determined in the discretion of the Compensation Committee.  EBITDA is calculated before cash and equity incentive compensation expenses have been included (Equity incentive compensation expenses were added by the Committee as an exclusion from the calculation at the Committee’s meeting on February 16, 2015.).  Grant recipients will not receive any vested award if EBITDA is at the bottom of the targeted range, and the number of shares of common stock or cash awarded will increase on an incremental basis to the maximum potential award if EBITDA is at the top of the targeted range.

The maximum potential award for the Chairman and Chief Executive Officer (Michael C. Burandt), President and Chief Operating Officer (Matthew L. Urmanski), and our Senior Vice President and Chief Financial Officer (Sherri L. Lemmer) is shown in the table below:

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Maximum Opportunity (Number of Shares)

Michael C. Burandt Chairman and Chief Executive Officer	133,273

Matthew L. Urmanski President and Chief Operating Officer	43,911

Sherri L. Lemmer Senior Vice President and Chief Financial Officer	38,116

Copies of the grant agreements entered into by the Company with Mr. Burandt, Mr. Urmanski, and Ms. Lemmer are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2, and 10.3, respectively, and are incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits

10.1

Wausau Paper Corp. 2010 Stock Incentive Plan Grant of Performance Units dated February 16, 2015 (Michael C. Burandt)

10.2

Wausau Paper Corp. 2010 Stock Incentive Plan Grant of Performance Units dated February 16, 2015 (Matthew L. Urmanski)

10.3

Wausau Paper Corp. 2010 Stock Incentive Plan Grant of Performance Units dated February 16, 2015 (Sherri L. Lemmer)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAUSAU PAPER CORP.

Date:  February 20, 2015

By:  SHERRI L. LEMMER

Sherri L. Lemmer

Senior Vice President

Chief Financial Officer

EXHIBIT INDEX

to

FORM 8-K

of

WAUSAU PAPER CORP.

dated February 16, 2015

Pursuant to Section 102(d) of Regulation S-T

(17 C.F.R. §232.102(d))

Exhibits required by Item 601 of Regulation S-K:

10.1

Wausau Paper Corp. 2010 Stock Incentive Plan Grant of Performance Units dated February 16, 2015 (Michael C. Burandt)

10.2

Wausau Paper Corp. 2010 Stock Incentive Plan Grant of Performance Units dated February 16, 2015 (Matthew L. Urmanski)

10.3

Wausau Paper Corp. 2010 Stock Incentive Plan Grant of Performance Units dated February 16, 2015 (Sherri L. Lemmer)

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